UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1400 Fountaingrove Parkway Santa Rosa CA	95403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 16, 2019, Keysight Technologies, Inc. (the "Company") issued a press release to announce the completion of an organizational change to align its services business with its customers and end markets. A copy of the press release is attached hereto as Exhibit 99.1. The new segment reporting structure also reflects the retrospective application of ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which we adopted on November 1, 2018.

This Current Report on Form 8-K including Exhibit 99.1 should be read in conjunction with the Annual Report on Form 10-K and other filings.  The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description
99.1
Press release dated January 16, 2019, including selected segment information for the fiscal quarters ended January 31, 2016, 2017 and 2018, April 30, 2016, 2017 and 2018, July 31, 2016, 2017 and 2018 and October 31, 2016, 2017 and 2018 and fiscal years ended October 31, 2016, 2017 and 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: January 16, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1
Press release dated January 16, 2019, including selected segment information for the fiscal quarters ended January 31, 2016, 2017 and 2018, April 30, 2016, 2017 and 2018, July 31, 2016, 2017 and 2018 and October 31, 2016, 2017 and 2018 and fiscal years ended October 31, 2016, 2017 and 2018.

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